Exhibit 99.1 FOR IMMEDIATE RELEASE

Adeia Announces CEO PAUL DAVIS TO STEP DOWN BY THE FOURTH QUARTER OF 2026; BOARD LAUNCHES SEARCH PROCESS

SAN JOSE, Calif., May 4, 2026 — Adeia Inc. (Nasdaq: ADEA), the technology company known for developing foundational innovations that enable next-generation solutions for the semiconductor and media industries, today announced that after nearly 15 years at the company (including its predecessor companies), with the past four years serving as chief executive officer of Adeia Inc., Paul E. Davis has informed the company and the Board of Directors (the “Board”) that he intends to step down as the company’s chief executive officer and as a member of the Board to focus on his health and personal pursuits. Davis plans to stay on as the chief executive officer and Board member until such time as a successor has been named, with a target date for the search to be completed by the fourth quarter of 2026.

In accordance with the company’s established governance policies, the Board is launching a search led by a special transition committee of the Board (the “Transition Committee”) that will be chaired by Dan Moloney, the company’s chairman of the Board. The Transition Committee will benefit from its existing chief executive officer succession planning process and will consider internal and external candidates. A nationally recognized search firm will assist the Transition Committee throughout the process.

“Paul has been a steady hand at the wheel as chief executive officer, leading the company through a successful separation from Xperi and transitioning the company from one that was primarily reliant on revenue from Pay-TV customers to one with a growing and diverse customer base for both the media and semiconductor markets, and setting Adeia up for an even brighter future to come,” said Dan Moloney, chairman of the Board. “Our business today is positioned for continued revenue growth, led by an exceptional executive team with decades of experience and past successes. We are incredibly appreciative of Paul’s leadership over the past four years.”

Davis has built an enduring culture at Adeia that is focused on innovation and connections, both internally and with its customers and partners. He started at Adeia’s predecessor company, Tessera Technologies, in 2011 as associate general counsel and quickly earned the trust and respect of the management team and Board and was named the general counsel within two years of joining the company. He helped guide the company as general counsel, and subsequently as chief legal officer, through several transformative transactions, including its mergers with DTS in 2016 and TiVo in 2020. In May of 2022, Davis was appointed to lead Adeia as its president and chief executive officer following its eventual separation from Xperi in October of 2022.

During his tenure, the company grew its patent portfolio by over 35%, fueled by its commitment to investing in internal R&D, and increased its non-Pay-TV recurring revenue by over 60% by closing successful deals in key growth areas such as OTT and semiconductors, including landmark license agreements with Amazon, AMD, Disney, Kioxia, Microsoft and Sandisk. During this time, Adeia strengthened its balance sheet by reducing outstanding debt by nearly 50%, while driving strong financial results including delivering record revenue and earnings in 2025.

“We have accomplished so much over the past four years, and it all starts with our dedicated employees,” said Davis. “It has been the greatest honor of my career to lead this incredibly talented team, and I know the company’s future is as promising as it has ever been. During this transition period, I will be focused on continuing to drive the team to achieve our goals for 2026 and set us up for future success with further progress on our long-term strategic objectives. When I look at the opportunities in front of us, it is remarkable how much there is still to come. In semiconductors, our future success is clear, whether that is with continued industry adoption of hybrid bonding, the future technologies our brilliant engineers have developed such as RapidCool™, or investments in emerging technologies that the semiconductor industry will need to adopt to meet the needs of the rapidly evolving AI ecosystem. In media, our opportunities are equally as exciting. Our foundational media technologies, supported by our award-winning patent portfolio of over 10,000 worldwide patent assets, will drive continued licensing cycles for years to come in our core markets such as Pay-TV, consumer electronics, OTT, and social media, but also new markets such as e-commerce and automotive.

“My decision to step down was not an easy one,” continued Davis. “I love the company we have built and all the people that work at Adeia. As I reflect on my 15 years at the company and my last four in my current role, I could not be more proud. The company is in a strong position financially, strategically, and operationally. At the same time, after much consideration and consultation with my family I have made the difficult decision to prioritize my health and personal pursuits. I have committed to the Board that I will stay on until a successor has been named and through any necessary transition period after his or her appointment. I want to thank the Board for their support and guidance through this process, and I am confident that we will select an amazing successor to continue the momentum we have made to date.”

The Board’s intention is for the next chief executive officer to build upon the successful transformation of the business, continuing to strengthen the company’s technology leadership in the media and semiconductor markets, diversification of its revenue streams, identifying and investing in new growth areas, and fostering a culture that empowers its people to achieve the company’s long-term growth ambitions and value creation goals.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, and failure to attract or retain employees, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

For Information Contact:

Adeia Investor Relations

Chris Chaney

IR@adeia.com

Adeia Media Relations

Anna Enerio

marketing@adeia.com